UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2006

Radiant Logistics, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50283	04-3625550
(Commission File Number)	(IRS Employer Identification Number)

1227 120th NE, Bellevue, WA 98005
(Address of Principal Executive Offices)

(425) 943-4599
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02	Results of Operations and Financial Condition.

On October 12, 2006, Radiant Logistics, Inc. issued a press release disclosing its financial results for the three months and six months ended June 30, 2006. The press release is attached to this current report as Exhibit 99.1.

Financial results were announced in conjunction with the Company’s Form 10-K/T for the transition period January 1, 2006 through June 30, 2006, reflecting a change in the Company’s fiscal year end from December 31 to June 30.

Item 9.01	Exhibits.

99.1 Press release issued October 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIANT LOGISTICS, INC.

Date: October 12, 2006	By:	/s/ Bohn H. Crain
Bohn H. Crain, CEO
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